Exhibit 99.1

Deutsche Bank 2010 FinTech Senior Executive Forum November 10, 2010

Forward Looking Statements and Additional Information 2 This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about 2010 adjusted revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software; the failure to achieve some or all of the benefits that we expect from the Metavante acquisition, including the possibility that the Metavante acquisition may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP and Pro Forma Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes a settlement related to the card processing joint venture in Brazil and the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures, acquisition related cash items and cash items associated with the 2010 recapitalization plan. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the attachments to the press release dated 10/26/2010 and in the Investor Relations section of the FIS Web site, www.fisglobal.com. 3

FIS: Leading Global Financial Technology Provider 4 $5 billion in 2009 pro forma revenue and $1.4 billion in 2009 pro forma EBITDA $13 billion enterprise value More than 14,000 client relationships in over 100 countries 85% recurring revenue Processing and maintenance revenue under long-term contracts Primary revenue drivers are number of accounts and transaction volumes Long-term contracts Diversified client base International Solutions Group $.7 billion Financial Solutions Group $1.8 billion Payment Solutions Group $2.5 billion Global Scale Revenue 15% 50% 35% Note: Calculation based on adjusted revenue and adjusted EBITDA. Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

Broad and Diverse Client Base Multiple Market Segments Significant Global Presence EMEA 49% Latin America and Brazil 36% Asia Pacific 15% Non-FI 17% Community Institutions (< $5B) 30% Mid-Tier U.S. Institutions ($5B - $30B) 21% Top-Tier U.S. Institutions (> $30B) 17% International 15% Broad Customer Base Increases Growth Opportunities and Limits Concentration 5 Note: Reflects FIS and Metavante pro forma 2009 revenue

Broad Global Presence 6 More than 14,000 client relationships in over 100 countries Established operations in more than 27 countries 31,000 employees strong Milwaukee, WI Little Rock, AR Jacksonville, FL Orlando, FL London Birmingham, England Munich, Germany Sao Paulo, Brazil Melbourne, Australia Mumbai, India Manila, Philippines St. Petersburg, FL New York, NY Bangalore, India Antwerp, Belgium Capco Operating Centers

Frank R. Martire, President and Chief Executive Officer Joined Metavante in 2003 10 years, Fiserv: President and COO, Financial Institutions Systems and Services Group 10 years, Citigroup Information Resources: Chairman and CEO Gary Norcross, Chief Operating Officer Joined FIS in 1988 12 years, ALLTEL Information Services: President, Integrated Financial Solutions (acquired by FIS) 3 years, Systematics, Inc. (acquired by ALLTEL) Mike Hayford, Chief Financial Officer Joined Metavante in 1992 as Head of Operations COO 2006-2009; CFO 2001-2006 10 Years, Andersen Consulting Anthony Jabbour, EVP Financial Solutions Joined FIS in 2004 4 years with CIBC, managed launch of internet banks in Canada and the U.S. 8 years with IBM, Global Client Services Group Frank D'Angelo, EVP Payment Solutions Joined FIS (Metavante) in 1997 19 years with Diebold, senior management positions in sales, development, operations, information services, product management and similar positions at Unisys for 10 years Mark Davey, EVP International Solutions Joined FIS in 2004 11 years with Unisys, Sales Director, U.K. 3 years with Misys, Global Sales Director Broad Industry Expertise 7

Brazil Joint Venture 8 Recommitment to joint venture by Banco Bradesco FIS maintains controlling ownership Announced modified MOU and ten-year services agreement with Bradesco Completed conversion of Bradesco's 14 million bankcard portfolio on October 2

Capco Overview Announced plans to acquire Capco, a global business and technology consulting firm Dedicated solely to financial services industry Well regarded for thought leadership, deep domain expertise and client-centric approach Positions FIS to further expand footprint across large U.S. and global financial institutions 9

Strong Execution 10 Competing well in the marketplace Delivering on synergy cost savings Significant progress with Brazil joint venture Completed $2.5 billion leverage recapitalization and repurchase Competing well in the marketplace Solid year-to-date 2010 operating results Improving revenue growth Strong earnings and free cash flow Meeting all major milestones with Metavante integration

Operating Model and Financial Overview

Robust Operating Model 12 Processing and Maintenance 85% Professional Services 10% Other 5% Model is Enhanced by High Recurring Revenue and Diverse Markets Served Note: Reflects FIS and Metavante pro forma 2009 revenue Significant Recurring and Contractual Revenue Multiple Market Segments Non-FI 17% Community Institutions (< $5B) 30% Mid-Tier U.S. Institutions ($5B - $30B) 21% Top-Tier U.S. Institutions (> $30B) 17% International 15%

Financial Solutions Group 13 $1.8 Billion 2009 Pro Forma Revenue Deposit and Loan Account Processing Accounting and General Ledger Data Access and Integration Account Origination Lending Solutions Trust and Wealth Management Risk and Regulatory Compliance Branch Platforms Online Banking Mobile Banking Voice Response Core Processing Channel Solutions The only provider with core solutions tailored to financial institutions of every size and type Commercial Services Infrastructure Management Data/Back-Office Processing Global Voice Services Information Technology Services 35% Note: Reflects FIS and Metavante pro forma 2009 revenue

Substantial Breadth and Scale Payment Solutions Group 14 Issuer Card Processing Bill Payment Prepaid Card Processing Network Solutions Electronic Funds Transfer Automated Clearing House Debit/EFT/ ePayment Issuer Card Processing Loyalty Programs Fraud Services Credit Check Verification and Warranty Payroll Check Cashing Collection Services Merchant Processing Retail Services Check Clearing and Settlement Image Solutions Print and Mail Card Production Item Processing & Output Solutions Link to Gov Electronic Benefit Transactions (EBT) HSA Processing Health ID Cards Benefits Administration Government Education Healthcare $2.5 Billion 2009 Pro Forma Revenue 50% Note: Reflects FIS and Metavante pro forma 2009 revenue

International Solutions Group 15 $0.7 Billion 2009 Pro Forma Revenue Core Banking Payment Switch Credit Card Origination Core Banking Credit Card Payment Switch Prepaid Merchants Commercial Lending Latin America and Brazil 36% of Revenue EMEA 49% of Revenue Asia Pacific 15% of Revenue Core Banking Credit Card Payment Switch ATM (India) Commercial Lending Emerging Market Mature Market Emerging Market Significant Global Presence 15 15% 59% Payment Solutions 41% Core Solutions Payments Core Core Core Payments Payments Note: Reflects FIS and Metavante pro forma 2009 revenue

Capco Overview 16 Positions FIS to further expand footprint across large U.S. and global financial institutions Provides strategic extension of core and payment processing solutions Strengthens consulting services capabilities Supports domestic and international growth strategy Strategic Rationale Financial Summary Estimated $225 million 2010 revenue (~45% outside North America) $292 million cash at closing (additional consideration contingent on future performance of the business) Anticipated closing in Q4 2010 Exclusively focused on financial services industry Well regarded for thought leadership, deep domain expertise and client-centric approach Solutions streamline front to back office process flow Facilitates partnership between business and technology organizations Capco Highlights Leading global provider of integrated consulting, technology and transformation services

Capco Footprint 17 Significant Non-U.S. Presence Exclusive Focus on Financial Services Banking Capital Markets Wealth and Investment Management Finance, Risk and Compliance Outside North America North America 45% 55%

Capco Partnerships Capco serves leading financial institutions across global markets Amsterdam - Antwerp - Bangalore - Chicago - Frankfurt - Geneva - Zurich - London - Luxembourg - Mumbai - New York - Paris - Pune - San Francisco - Toronto - Washington DC 18

Solid Financial Performance 19 Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

2010 Outlook 20 Assumes 36% full year tax rate Anticipated 307 million diluted shares in Q4.

Recapitalization and Share Repurchase 21 Completed $2.5 billion modified "Dutch Auction" 8/9/2010 Repurchased 86.2 million shares at $29 per share 13.6 million shares remaining under 2/4/2010 authorization

Financial Policy 22 Reduce Outstanding Debt Fund Organic Growth Opportunities Maintain Current Dividend Maintain Financial Flexibility

Appendix

Total Debt ($ millions) 24 Debt Summary Note: Mandatory quarterly debt payments of $65 million beginning Q4-10 through Q3-11 and $54 million for Q4-11

Revenue Composition by Segment 25 Financial Solutions Payment Solutions International Solutions Other 7% Processing and Maintenance 78% Professional Services 15% Processing and Maintenance 92% Other 3% Professional Services 5% Processing and Maintenance 85% Other 5% Professional Services 10% Revenue Model Number of accounts processed New account openings Software maintenance fees Project based fees License fees Revenue Model Transaction fees Project based fees License fees Revenue Model Number of accounts processed Software maintenance fees Transaction fees Project based fees License fees Note: Reflects FIS and Metavante pro forma 2009 revenue

GAAP TO NON-GAAP RECONCILIATION Three Months Ended September 30, 2010 (In millions, except per share data) 26 26

GAAP TO NON-GAAP RECONCILIATION Twelve Months Ended December 31, 2009 (In millions, except per share data) 27 27

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended September 30, 2010 and 2009 (In millions) 28 28

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Nine Months Ended September 30, 2010 and 2009 (In millions) 29 29

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended December 31, 2009 (In millions) 30 30

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Twelve Months Ended December 31, 2009 (In millions) 31 31

RECONCILIATION OF CASH FLOW MEASURES Three Months and Nine Months Ended September 30, 2010 (In millions) 32 Three months ended September 30,2010 Three months ended September 30,2010 Three months ended September 30,2010 Three months ended September 30,2010 Three months ended September 30,2010 Nine months ended September 30, 2010 Nine months ended September 30, 2010 Nine months ended September 30, 2010 Nine months ended September 30, 2010 Nine months ended September 30, 2010 GAAP Adj Adjusted GAAP Adj Adjusted Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) $ 61.0 $ 92.5 $ 153.5 $ 245.6 $ 238.2 $ 483.8 Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: Non-cash adjustments (2) Non-cash adjustments (2) Non-cash adjustments (2) 253.2 (132.9) 120.3 546.0 (209.4) 336.6 Working capital adjustments (3) Working capital adjustments (3) Working capital adjustments (3) 26.5 13.2 39.7 (5.7) (18.2) (23.9) Net cash provided by operating activities Net cash provided by operating activities 340.7 (27.2) 313.5 785.9 10.6 796.5 Capital expenditures Capital expenditures Capital expenditures Capital expenditures Capital expenditures (93.1) - (93.1) (227.3) - (227.3) Free cash flow Free cash flow Free cash flow Free cash flow Free cash flow $ 247.6 $ (27.2) $ 220.4 $ 558.6 $ 10.6 $ 569.2 (1) Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs, 2010 leveraged recapitalization plan costs, as well as, non-cash impairment, stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. (2) Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. For the 2010 periods, the adjustment also includes the removal of the impact of Santander's exit from our Brazilian card processing venture. (3) Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS.